UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 25, 2023

Waterstone Financial, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36271	90-1026709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)
414-761-1000
Registrant’s telephone number, including area code:
Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WSBF	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities and Exchange Act of 1934.

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02(b) section – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2023, Douglas S. Gordon, Chief Executive Officer (“CEO”) of Waterstone Financial, Inc. (the “Company”) notified the Company of his intention to retire from his position as CEO of the Company and its wholly owned subsidiary, WaterStone Bank (the “Bank”), effective December 31, 2023.  Mr. Gordon will continue to serve on the Board of Directors of the Company and the Bank.  Mr. Gordon will also continue to serve on the Board of Directors of Waterstone Mortgage, a wholly owned subsidiary of the Bank.

On July 25, 2023, the Boards of Directors of the Company and the Bank elected William F. Bruss, to serve as the next CEO of the Company and the Bank effective January 1, 2024.

Mr. Bruss, who has been an executive officer of the Company since 2005, will continue to serve in the position of President of the Company and the Bank through December 31, 2023. Mr. Bruss has served in a variety of executive positions with the Company and the Bank over his tenure with the organization. Since January 2022, he has served as President of the Company and the Bank.  Prior to serving as President, Mr. Bruss served as Executive Vice President of the Company and the Bank since 2015, Chief Operating Officer from 2013 through 2022 and General Counsel and Secretary since 2005.

The Compensation Committee of the Board of Directors of the Company intends to review the compensation arrangements of Mr. Bruss prior to the effective date of his election as CEO.

A copy of the press release announcing Mr. Gordon’s intention to retire as CEO of the Company and Bank, effective December 31, 2023, and the election of Mr. Bruss to serve as the next CEO of the Company and Bank effective January 1, 2024, is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Waterstone Financial, Inc. issued July 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: July 25, 2023	/s/ William F. Bruss
Name: William F. Bruss
Title: President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Waterstone Financial, Inc. issued July 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)